UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 8, 2010 (December 8, 2010)

MULTIPLAYER ONLINE DRAGON INC.
(Exact name of registrant as specified in its charter)

Commission File Number:   000-54030

NEVADA
(State or other jurisdiction of incorporation or organization)

12F, World Trade Centre
No. 25 Tongxing Street
Zhongshan District
Dalian, China   116001
(Address of principal executive offices, including zip code.)

011-86-411-3966-9257
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On December 8, 2010, we announced that we have entered into an agreement in principle with Webprizm.com (a Nevada corporation), to create a technology joint venture.

ITEM 8.01                      OTHER EVENTS.

On December 8, 2010, we entered into an agreement in principle with Webprizm.com (a Nevada corporation), to create a technology joint venture.  The agreement in principle is not in writing and is not legally binding on either party.

ITEM 9.01	EXHIBITS

Exhibit	Document Description

99.1	Press release dated December 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of December, 2010.

MULTIPLAYER ONLINE DRAGON INC.
(the “Registrant”)

BY:	YUAN KUN DENG
Yuan Kun Deng
President, President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer and a member of the Board of Directors